Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Accrued expenses and other current liabilities
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2013	2014
	RMB	RMB	US$
Payable to travel service providers (“TSP”s)	319,814	673,990	108,627
Payable to end users	18,905	65,708	10,590
Accrued operating expenses	83,192	260,332	41,958
Contract termination loss provision (Note 20)	—	64,485	10,393
Payable to employees related to share based awards *	—	32,305	5,207
Other tax payable	5,575	43,899	7,075
Accrued sales rebates	11,000	14,828	2,390

Total	438,486	1,155,547	186,240

* Starting from 2014, the Company used a broker to facilitate the exercise of share options by employees. As of December 31, 2013 and 2014, the share option proceeds payables to employees totaled nil and RMB32,305 (US$5,207), respectively.